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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 12, 2008

                 Alternative Asset Management Acquisition Corp.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-33629                20-8450938
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                         590 Madison Avenue, 35th Floor
                            New York, New York 10022
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 409-2434

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
Item 3.02.  Unregistered Sales of Equity Securities
Item 5.01.  Change in Control of Registrant
Item 9.01.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: PURCHASE AGREEMENT
EX-10.2: FOUNDERS' VOTING AND SUPPORT AGREEMENT
EX-99.1: TERM SHEET FOR HALCYON MANAGEMENT GROUP LLC OPERATING AGREEMENT EX-99.2: TERM SHEET FOR AAMAC STOCKHOLDERS AGREEMENT
EX-99.3: TERM SHEET FOR EXCHANGE AND SUPPORT AGREEMENT


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                    INFORMATION TO BE INCLUDED IN THIS REPORT

      SIMULTANEOUSLY WITH THE FILING OF THIS REPORT HALCYON ASSET MANAGEMENT, LLC AND ITS AFFILIATED ENTITIES (COLLECTIVELY, "HALCYON") AND ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. ("AAMAC") ARE HOLDING PRESENTATIONS FOR CERTAIN CLIENTS OF HALCYON AND STOCKHOLDERS OF AAMAC, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN INVESTING IN AAMAC'S SECURITIES, REGARDING AAMAC'S PROPOSED ACQUISITION (THE "ACQUISITION") OF HALCYON, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

      AAMAC INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE PROPOSED ACQUISITION AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO AAMAC STOCKHOLDERS. STOCKHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AAMAC'S PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AAMAC'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HALCYON, AAMAC AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC'S INTERNET SITE AT http://www.sec.gov OR BY DIRECTING A REQUEST TO: ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP., 590 MADISON AVENUE, 35TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 409-2434.

      AAMAC AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM AAMAC'S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN AAMAC IS CONTAINED IN AAMAC'S PROSPECTUS DATED AUGUST 1, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN AAMAC'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE. AAMAC'S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING AAMAC'S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

      NOTHING IN THIS CURRENT REPORT ON FORM 8-K OR THE EXHIBITS HERETO SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER OF ANY SECURITIES OR INVESTMENT ADVISORY SERVICES.


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Item 1.01. Entry into a Material Definitive Agreement.

General

      On March 12, 2008, Alternative Asset Management Acquisition Corp. ("AAMAC") entered into a purchase agreement pursuant to which it has agreed to acquire (the "Acquisition") a majority interest in a newly formed entity which will own all of the management and fee generating entities affiliated with Halcyon Asset Management, LLC ( the "Halcyon Entities"). The combined company will be renamed Halcyon Management Inc.

The Purchase Agreement

      The following is a summary of the material terms of the purchase agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

      The parties to the purchase agreement are:

      o     AAMAC, a Delaware corporation;

      o     Halcyon Management Group LLC ("Halcyon")

      o     Halcyon Partners LP (the "Partner Vehicle"); and

      o Halcyon Asset Management LLC, Halcyon Offshore Asset Management LLC, Halcyon Structured Asset Management LP, Halcyon Asset-Backed Advisors LP and Halcyon Loan Investors LP (together with Halcyon and the Partner Vehicle the "Halcyon Parties").

      At the closing of the Acquisition, AAMAC, as the buyer, will acquire 49,170,000 Class A Units of Halcyon, and Halcyon will continue as an operating company.

Purchase Price, Recapitalization of Halcyon

      At the closing and subject to certain adjustments as described below, AAMAC will pay the Partner Vehicle for 49,170,000 Class A Units of Halcyon:

      o     $390 million cash; and

      o 46,924,648 shares of Series A Voting Preferred Stock of AAMAC, $0.0001 par value per share ("Preferred Shares").

      In addition, pursuant to an Exchange and Support Agreement (as discussed below) to be prepared by the parties prior to closing, the 46,924,648 Class B Units of Halcyon held by the Partner Vehicle will become exchangeable for an equal number of AAMAC Common Stock, subject to certain vesting and transfer restrictions.


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      Prior to the closing, Halcyon will be recapitalized to own all the interests in its affiliates (subject to certain exceptions) and in connection therewith Halcyon will issue to the Partner Vehicle a note with a principal amount of $115,000,000, payable in five equal annual installments, beginning on the first anniversary of the closing of the Acquisition, and accruing interest at 9.0% per year, calculated on the basis of a 365-day year, and payable at the end of each calendar quarter (the "Halcyon Note").

      The purchase price paid to the Partner Vehicle will be subject to possible closing and post-closing adjustments, including the issuance of additional Preferred Shares and Class B Units of Halcyon to the Partner Vehicle upon the achievement of certain price per share targets within five years of closing. In addition, in the event of a shortfall in the amount of cash available to AAMAC at the time of the closing, the Partner Vehicle has the option to either increase the amount of the Halcyon Note to up to $150,000,000 or receive additional Preferred Shares and Class B Units of Halcyon.

Closing

      The closing of the Acquisition will take place no later than the third business day following the satisfaction or waiver of all closing conditions, or such other date as the Partner Vehicle and AAMAC may agree. It is expected that the closing will take place late in the third calendar quarter of 2008.

Representations and Warranties

      The purchase agreement contains customary representations and warranties of each of AAMAC and the Halcyon Parties relating to, among other things: (a) proper organization and similar corporate matters; (b) the authorization, performance and enforceability of the purchase agreement and related transactions; (c) absence of any conflicts relating to purchase agreement and the related transactions; (d) brokers; (e) governmental approvals; (f) capital structure of each related entity; (g) absence of certain events; (h) financial information and absence of undisclosed liabilities; (i) taxes; (j) title to assets and properties; (k) contracts and commitments; (l) litigation; (m) environmental matters; (n) compliance with laws; (o) employee matters; (p) insurance; (q) proprietary matters; (r) compliance with applicable securities laws and (s) affiliate transactions.

Covenants

      Each party to the purchase agreement has agreed to perform customary covenants in the purchase agreement. The principal covenants are as follows:

      Conduct of Business. For the period prior to completion of the Acquisition or termination of the purchase agreement and except as expressly permitted by the purchase agreement, (1) the Halcyon Entities will conduct their business in the ordinary course and (2) the Halcyon Entities and AAMAC will not undertake certain kinds of transactions.

      AAMAC Proxy Statement and Stockholders' Meeting. AAMAC has agreed to recommend the Acquisition to its stockholders, to prepare and file a proxy statement with the U.S. Securities and Exchange Commission and any other filing required under the securities laws or any other federal, foreign or blue sky laws, and to call and hold a meeting of its stockholders


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for the purpose of seeking the approval of the Acquisition by its stockholders.
The Halcyon Representative (as defined in the purchase agreement) has agreed to provide information with respect to the Halcyon Parties in the proxy statement.

      Directors and Officers of AAMAC After Closing. AAMAC and the Halcyon Representative will take all necessary actions to appoint and elect certain officers and directors, including those designated by the Halcyon Representative and those proposed by the Halcyon Representative subject to AAMAC's consent, of AAMAC to serve in such positions immediately after the closing.

      Confidentiality. Each party shall protect confidential information and maintain the confidentiality of the other's proprietary information.

      Trust Waiver. The Halcyon Parties and any affiliated entities have agreed to waive any rights to make claims against the trust account established for the benefit of AAMAC, certain of its stockholders and the underwriters of the initial public offering for any monies in the trust account as a result of any claims against AAMAC or otherwise arising from the purchase agreement or otherwise.

      No-Shop. Neither party may solicit alternative acquisition proposals or enter into any negotiation or agreement with respect to alternative proposals.

Conditions to the Completion of the Acquisition

      The obligations of the Halcyon Parties and AAMAC to complete the Acquisition are subject to the satisfaction or waiver by the other party at or prior to the closing date of various customary conditions, including the (i) receipt of all required regulatory approvals and consents (ii) the approval of the Acquisition by AAMAC's stockholders, (iii) subject to certain exceptions and materiality thresholds, the accuracy of the representations and warranties of the other party and (iv) compliance of the other party with its covenants, subject to specified materiality thresholds.

Termination

      The purchase agreement may be terminated and the Acquisition abandoned at any time prior to the closing of the Acquisition:

      o     by mutual written agreement of both parties;

      o by either party, if the closing has not occurred before the termination date of March 12, 2009, unless the failure to close the Acquisition is due to the requesting party's breach or violation of any representation, warranty or covenant contained in the purchase agreement;

      o by either party, if there is any law or court or governmental order, which is not subject to appeal or has become final, that makes consummation of the Acquisition illegal or otherwise prohibited;


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      o     by either party, if there has been a breach of any representation, warranty, covenant or agreement by the other party that would cause
            (1) a representation or warranty to not be true and correct as of the closing, subject to certain materiality standards or (2) a required covenant or agreement not to be performed, unless such breach is curable and the party continues to exercise reasonable best efforts to cure it;

      o by the Halcyon Representative if AAMAC's board of directors changes its recommendation to its stockholders regarding the Acquisition; or

      o by either party, if the required approvals of AAMAC's stockholders related to the Acquisition are not obtained.

      In the event of termination of the purchase agreement, the purchase agreement will become void and have no effect, without any liability on the part of either party or its affiliates or representatives, except that each party will still be liable for any willful and material breach of the purchase agreement. If the agreement shall terminate in certain circumstances as a result of a willful breach by AAMAC, then the AAMAC Founders (as defined in the purchase agreement) shall transfer 50% of the shares of AAMAC common stock they acquired prior to AAMAC's initial public offering to the Partner Vehicle, effective when and to the extent such shares are released from escrow to the AAMAC Founders.

Survival

      All representations, warranties, covenants and obligations in the purchase agreement or the transaction documents will terminate at the closing, except that any covenant that requires performance at or after the closing will survive the closing.

      The purchase agreement and related term sheets describing the transaction have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any factual information about AAMAC or the Halcyon Entities. The representations, warranties and covenants contained in the purchase agreement and the transaction documents were made only for purposes of such agreements and as of the specific dates set forth therein, were solely for the benefit of the parties to the purchase agreement and the transaction documents, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the purchase agreement and transaction documents, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third party beneficiaries under the purchase agreement and transaction documents, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of AAMAC or the Halcyon Entities. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the purchase agreement and transaction documents, which subsequent information may or may not be fully reflected in AAMAC's public disclosure.


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Founders' Voting and Support Agreement

      Pursuant to a Founders' Voting and Support Agreement (the "Voting Agreement"), executed simultaneously with the purchase agreement, the AAMAC Founders have agreed to vote their shares of AAMAC Common Stock (i) in favor of the Acquisition and related matters and (ii) against any action that would reasonably be expected to adversely affect or delay the Acquisition, subject to AAMAC Founders' existing obligations to vote certain of their shares in proportion to the vote of the AAMAC public stockholders with respect to certain matters.

      Also pursuant to the Voting Agreement, the AAMAC Founders have agreed to forfeit 25% of their AAMAC Founders Shares (as defined in the purchase agreement) at the closing. The purchase agreement provides that the AAMAC Founders shall receive at closing warrants to purchase AAMAC Common Stock equivalent to the number of forfeited shares, exercisable when the AAMAC Common Stock achieves certain price per share targets.

      A copy of the Voting Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Halcyon Management Group LLC Operating Agreement

      In connection with the purchase agreement, AAMAC, Halcyon, the Partner Vehicle and the Employee Vehicle have agreed to enter into an Operating Agreement at closing relating to their holdings of Class A, Class B and Class C interests of Halcyon, respectively. The Operating Agreement will provide for allocations and distributions for the different interests, as well as for the governance of Halcyon. A copy of the term sheet for the Operating Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Stockholders Agreement

      In connection with the purchase agreement, AAMAC, the AAMAC Founders, and the Partner Vehicle have agreed to enter into a Stockholders Agreement at closing, pursuant to which (i) the AAMAC Founders will accept certain transfer restrictions on their shares of AAMAC Founders' Stock, (ii) the Partner Vehicle will include in its organizational documents certain transfer and individual vesting requirements for its partners, (iii) the Partner Vehicle will require its partners to maintain certain reinvestment thresholds of cash proceeds of the Acquisition in Halcyon funds, (iv) the Founders and the Partner Vehicle will receive certain registration rights for their shares of AAMAC Common Stock and AAMAC Warrants and (v) the Partner Vehicle will receive governance protections with respect to its minority interest in AAMAC. A copy of the term sheet for the Stockholders Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Exchange and Support Agreement

      In connection with the purchase agreement, AAMAC, Halcyon and the Partner Vehicle have agreed to enter into an Exchange Agreement at closing, which will specify the procedure by which the Partner Vehicle may redeem its Series A Voting Preferred Stock of AAMAC and exchange its Class B Units of Halcyon for shares of AAMAC Common Stock. The Exchange Agreement will also provide for certain limitations on AAMAC and anti-dilution adjustments


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designed to preserve the economic interests of the holders of the Class B Units of Halcyon. A copy of the term sheet for the Exchange and Support Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Non-Compete Arrangements

      Halcyon's principals, John Bader, Kevah Konner, Steven Mandis and Thomas Hirschfeld have agreed to enter into agreements not to compete with the combined company for a period of five years following the closing of the Acquisition subject to a shorter period in certain circumstances.

Item 3.02. Unregistered Sales of Equity Securities

      At closing, AAMAC will issue to the Partner Vehicle, among other consideration, 46,924,648 Preferred Shares, the holders of which will be permitted to vote with the holders of AAMAC common stock, as a single class, on any matter submitted to the stockholders of AAMAC, and will have nominal economic rights.

Item 5.01. Change in Control of Registrant

      Immediately after the closing of the Acquisition, assuming no cash shortfall, the Partner Vehicle is expected to beneficially own, directly or indirectly, approximately 43.6% of the outstanding voting securities of AAMAC on a fully diluted basis (assuming no conversion of shares by AAMAC public stockholders). In addition, the composition of the company's board of directors will be changed such that its members will include 4 individuals designated by the Partner Vehicle and 5 additional directors.

      Immediately after closing of the Acquisition, the combined company's management will include John Bader, Kevah Konner, Steven Mandis and Thomas Hirschfeld.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

      10.1 Purchase Agreement, dated as of March 12, 2008, by and among Alternative Asset Management Acquisition Corp., Halcyon Management Group LLC, Halcyon Partner Vehicle, Halcyon Asset Management LLC, Halcyon Offshore Asset Management LLC, Halcyon Structured Asset Management LP, Halcyon Asset-Backed Advisors LP and Halcyon Loan Investors LP.

      10.2 Founders' Voting and Support Agreement, dated as of March 12, 2008, by and among Alternative Asset Management Acquisition Corp., Halcyon Employees LP, solely in its capacity as Halcyon Representative, Hanover Overseas Limited, STC Investment Holdings LLC, Solar Capital, LLC, Jakal Investments, LLC, Mark D. Klein, David Hawkins, Steven A. Shenfeld, Bradford R. Peck and Frederick Kraegel.


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      99.1  Term Sheet for the Operating Agreement, by and among Halcyon
            Management Group LLC, Alternative Asset Management Acquisition Corp., Halcyon Partners LP and Halcyon Employees LP.

      99.2 Term Sheet for the Stockholders Agreement, by and among Halcyon Management Inc. (as successor to Alternative Asset Management Acquisition Corp.), Halcyon Partners LP, Hanover Overseas Limited, STC Investment Holdings LLC, Solar Capital, LLC, Jakal Investments, LLC, Mark D. Klein, David Hawkins, Steven A. Shenfeld, Bradford R. Peck and Frederick Kraegel.

      99.3 Term Sheet for the Exchange and Support Agreement, by and among Alternative Asset Management Acquisition Corp., Halcyon Management Group LLC and Halcyon Partners LP.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

                                  By:   /s/ Paul D. Lapping
                                        ----------------------------------------
                                        Paul D. Lapping
                                        Chief Financial Officer
                                        and Secretary

Date: March 17, 2008


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                                  EXHIBIT INDEX

Exhibit
Number                                Description
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10.1    Purchase Agreement, dated as of March 12, 2008, by and among Alternative
        Asset Management Acquisition Corp., Halcyon Management Group LLC,
        Halcyon Partner Vehicle, Halcyon Asset Management LLC, Halcyon Offshore Asset Management LLC, Halcyon Structured Asset Management LP, Halcyon Asset-Backed Advisors LP and Halcyon Loan Investors LP.

10.2 Founders' Voting and Support Agreement, dated as of March 12, 2008, by and among Alternative Asset Management Acquisition Corp., Halcyon Employees LP, solely in its capacity as Halcyon Representative, Hanover Overseas Limited, STC Investment Holdings LLC, Solar Capital, LLC, Jakal Investments, LLC, Mark D. Klein, David Hawkins, Steven A. Shenfeld, Bradford R. Peck and Frederick Kraegel.

99.1 Term Sheet for the Operating Agreement, by and among Halcyon Management Group LLC, Alternative Asset Management Acquisition Corp., Halcyon Partners LP and Halcyon Employees LP.

99.2 Term Sheet for the Stockholders Agreement, by and among Halcyon Management Inc. (as successor to Alternative Asset Management Acquisition Corp.), Halcyon Partners LP, Hanover Overseas Limited, STC Investment Holdings LLC, Solar Capital, LLC, Jakal Investments, LLC, Mark D. Klein, David Hawkins, Steven A. Shenfeld, Bradford R. Peck and Frederick Kraegel.

99.3 Term Sheet for the Exchange and Support Agreement, by and among Alternative Asset Management Acquisition Corp., Halcyon Management Group LLC and Halcyon Partners LP.


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